UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):  January 18, 2015

TIDELANDS BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina	001-33065	02-0570232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

875 Lowcountry Blvd.
Mount Pleasant, South Carolina 29464
(Address, Including Zip Code of Principal Executive Offices)

 (843) 388-8433
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Tidelands Bancshares, Inc. (the “Company”) is saddened to report that John T. Parker, Jr., a Company director, died on January 18, 2015.  Mr. Parker served ably and with distinction as a director of the Company since the Company’s formation in 2002.  As a result of Mr. Parker’s death, the Board of Directors of the Company (“Board”) voted on January 26, 2015 to reduce the size of the Board to seven members.

SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

TIDELANDS BANCSHARES, INC.

Date: January 29, 2015	By:	/s/ Thomas H. Lyles
Thomas H. Lyles
Title: Chief Executive Officer